United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

ASB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or other jurisdiction of incorporation or organization)	001-35279 (Commission File Number)	45-3463413 (IRS Employer Identification No.)

11 Church Street, Asheville, North Carolina 28801

(Address of principal executive offices) (Zip Code)

(828) 254-7411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2012, ASB Bancorp, Inc. (the “Company”) announced that it has authorized the funding of a trust that will purchase up to 233,382 shares of the Company’s outstanding common stock. The shares acquired by the trust will be used to fund restricted stock awards under the Company’s 2012 Equity Incentive Plan, which was approved by shareholders at the Company’s annual meeting held on May 24, 2012. For more information, reference is made to the Company’s news release dated September 19, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Exhibits.

             (d) Exhibits

Number	Description

99.1	News Release dated September 19, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.

Date: September 19, 2012	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie President and Chief Executive Officer

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